SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2016

Morgans Hotel Group Co.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-33738	16-1736884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue, New York, NY 10018

(Address of Principal Executive Offices, including Zip Code)

(212) 277-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 9, 2016, certain subsidiaries (the “Borrowers”) of Morgans Hotel Group Co. (the “Company”) exercised their first option to extend the initial maturity date of the nonrecourse mortgage notes and the mezzanine loans outstanding under the Hudson/Delano 2014 Mortgage Loan (as defined below) from February 9, 2016 to February 9, 2017. In connection with the initial maturity date extensions, the Borrowers prepaid approximately $28.2 million, with cash on hand, of outstanding indebtedness under the Hudson/Delano 2014 Mortgage Loan to satisfy the condition precedent that requires the Debt Yield (as defined in the agreements governing the Hudson/Delano 2014 Mortgage Loan) to be no less than 7.25% at the time of exercise of the first extension option. Following the prepayment, the aggregate principal amount of indebtedness outstanding under the Hudson/Delano 2014 Mortgage Loan was reduced from $450.0 million to approximately $421.8 million, which provides the Company with lower leverage and expected annual cash flow savings of approximately $1.7 million. In connection with the loan extension, the Company entered into an interest rate cap agreement, which effectively caps the interest rate at 5.94% through the extended maturity date. Other than the exercise of the option to extend the initial maturity dates, no other modifications were made to the terms of the agreements governing the Hudson/Delano 2014 Mortgage Loan.

The Borrowers entered into the original financing arrangements on February 6, 2014 with Citigroup Global Markets Realty Corp. and Bank of America, N.A., as lenders, consisting of an aggregate principal amount of $300.0 million of nonrecourse mortgage notes and an aggregate principal amount of $150.0 million of mezzanine loans, resulting in an aggregate principal amount of $450.0 million of indebtedness, secured by mortgages encumbering the Delano South Beach hotel and the Hudson hotel and pledges of equity interests in certain subsidiaries of the Company (collectively, the “Hudson/Delano 2014 Mortgage Loan”). Pursuant to the agreements governing the Hudson/Delano 2014 Mortgage Loan, the Borrowers have three, one-year extension options that permit them to extend the maturity date of the Hudson/Delano 2014 Mortgage Loan to February 9, 2019 if certain conditions are satisfied at the respective extension dates, including achievement by the Company of a specified Debt Yield. After the exercise of the first extension option on the date hereof, the Company has two, one-year extension options remaining under the Hudson/Delano 2014 Mortgage Loan.

Forward-Looking and Cautionary Statements

This report may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. These forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements in this report include, without limitation, statements regarding the Company’s expectation related to expected cash flow savings.

Important risks and factors that could cause the Company’s actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of its joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses; the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to maintain its properties at the quality of the Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s control; the Company’s ability to comply with complex U.S. and international regulations, including regulations related to the environment, labor, food and beverage operations and data privacy; the Company’s ability to maintain effective and competitive technology platforms; ownership of a substantial block of the Company’s common stock by a small number of investors and the ability of such investors to influence key decisions; the impact of any dividend payments or accruals on the Company’s preferred securities on its cash flow and the value of its common stock; the impact of the strategic plans established by the Company’s Board of Directors; the impact of recent changes in the Company’s Board of Directors, and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2015, and other documents filed by the Company with the SEC from time to time. All forward-looking statements in this report are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: February 9, 2016	By:	/s/ Richard Szymanski
	Name:	Richard Szymanski
	Title:	Chief Financial Officer